                            Global Structured Finance

                                  BOAMS 2002-I

                                 Detailed Strat

                                  1,336 records
                              Balance: 686,550,418

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                         Selection Criteria: All records
                                Table of Contents

1.  Original Balance
    ----------------
2.  Gross Coupon
    ------------
3.  Credit Score
    ------------
4.  Index
    -----
5.  Loan Purpose
    ------------
6.  Property Type
    -------------
7.  Occupancy Status
    ----------------
8.  Geographic Distribution
    -----------------------
9.  County Distribution
    -------------------
10. Original LTV
    ------------
11. Original Term
    -------------

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1. Original Balance

=========================================================================================================================

                        Number     Aggregate       Percent     Average                            W.A.      W.A.
                          of        Current       of Loans    Original   W.A.    W.A.    W.A.   Original  Remaining  W.A.
                       Mortgage    Principal    by Principal  Principal  Gross   FICO  Original Term to    Term to   Loan
  Original Balance      Loans       Balance        Balance     Balance  Coupon   Score   LTV    Maturity  Maturity   Age
=========================================================================================================================
250,001 - 350,000          162   $ 53,752,398         7.83%   $331,920   5.775%   740   68.56%     360       360     0
=========================================================================================================================
350,001 - 450,000          449    179,542,897        26.16     400,062   5.800    745   67.90      358       357     0
=========================================================================================================================
450,001 - 550,000          296    146,439,106        21.34     494,940   5.751    742   69.25      359       359     0
=========================================================================================================================
550,001 - 650,000          199    119,043,361        17.34     598,458   5.776    744   66.03      360       360     0
=========================================================================================================================
650,001 - 750,000          119     84,900,398        12.37     713,787   5.780    742   64.01      360       360     0
=========================================================================================================================
750,001 - 850,000           23     18,730,345         2.73     814,659   5.781    746   61.86      360       360     0
=========================================================================================================================
850,001 - 950,000           39     35,350,210         5.15     907,037   5.787    733   59.61      355       355     0
=========================================================================================================================
950,001 - 1,050,000         49     48,593,794         7.08     991,955   5.850    751   51.92      360       360     0
=========================================================================================================================
       Total:            1,336   $686,352,510       100.00%   $513,961   5.783%   744   65.71%     359       359     0
=========================================================================================================================

                              Average: $513,961.40
                               Lowest: $301,520.00
                              Highest: $1,000,000.00
                                 S.D.: $167,966.56

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[========================================================================================================================

2. Gross Coupon

=========================================================================================================================
                       Number     Aggregate      Percent     Average                               W.A.       W.A.
                         of        Current      of Loans     Original    W.A.    W.A.    W.A.    Original Remaining  W.A.
                     Mortgage     Principal   by Principal  Principal   Gross    FICO  Original  Term to   Term to   Loan
  Gross Coupon         Loans       Balance       Balance     Balance    Coupon   Score   LTV     Maturity  Maturity   Age
=========================================================================================================================
4.001 - 4.500                3     $1,378,400         0.20%   $459,467   4.416%   723   66.96%     360       360     0
=========================================================================================================================
4.501 - 5.000               24     12,501,363         1.82     521,119   4.806    747   74.41      352       352     0
=========================================================================================================================
5.001 - 5.500              203    104,549,779        15.23     515,178   5.422    745   65.44      357       357     0
=========================================================================================================================
5.501 - 6.000              973    499,623,317        72.79     513,707   5.826    744   65.41      360       359     0
=========================================================================================================================
6.001 - 6.500              131     66,836,051         9.74     510,569   6.214    735   66.76      359       359     1
=========================================================================================================================
6.501 - 7.000                2      1,463,601         0.21     732,000   6.835    706   66.57      360       360     0
=========================================================================================================================
     Total:              1,336   $686,352,510       100.00%   $513,961   5.783%   744   65.71%     359       359     0
=========================================================================================================================

                                  W.A.:   5.783%
                                 Lowest:  4.375%
                                 Highest: 6.875%
                                  S.D.:   0.278%

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=========================================================================================================================

3. Credit Score

=========================================================================================================================
                     Number     Aggregate      Percent       Average                              W.A.       W.A.
                      of        Current       of Loans      Original    W.A.    W.A.   W.A.   Original    Remaining W.A.
                    Mortgage    Principal    by Principal   Principal  Gross    FICO Original  Term to     Term to  Loan
 Credit Score        Loans      Balance        Balance       Balance   Coupon  Score   LTV     Maturity    Maturity  Age
========================================================================================================================
800 - 824               39     $20,598,674       3.00%     $528,317    5.728%   805    60.19%    360       360     0
========================================================================================================================
775 - 799              234     122,446,796      17.84       523,527    5.796    784    64.25     359       359     0
========================================================================================================================
750 - 774              383     195,961,362      28.55       511,826    5.737    763    64.98     359       358     0
========================================================================================================================
725 - 749              306     154,743,100      22.55       505,939    5.781    738    67.46     359       359     0
========================================================================================================================
700 - 724              214     108,093,834      15.75       505,367    5.805    713    66.52     359       359     0
========================================================================================================================
675 - 699              101      52,849,448       7.70       523,567    5.874    687    66.20     360       360     0
========================================================================================================================
650 - 674               36      19,178,521       2.79       532,842    5.823    663    69.65     360       360     0
========================================================================================================================
625 - 649               21      11,510,870       1.68       548,300    5.866    639    66.31     356       356     0
========================================================================================================================
600 - 624                2         969,906       0.14       485,250    5.875    622    36.45     360       359     1
========================================================================================================================
    Total:           1,336    $686,352,510    100.00%      $513,961    5.783%   744    65.71%    359       359     0
========================================================================================================================

                                    W.A.:  744
                                   Lowest: 621
                                  Highest: 819
                                    S.D.:  36

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=========================================================================================================================

4. Index

=========================================================================================================================
                      Number    Aggregate    Percent      Average                            W.A.      W.A.
                        of       Current     of Loans    Original     W.A.    W.A.    W.A.    Original Remaining  W.A.
                     Mortgage   Principal  by Principal  Principal   Gross    FICO  Original  Term to   Term to   Loan
      Index           Loans      Balance     Balance      Balance   Coupon    Score    LTV    Maturity  Maturity   Age
=========================================================================================================================
12 month LIBOR       1,336    $686,352,510    100.00%     $513,961     5.783%   744     65.71%     359       359     0
=========================================================================================================================
     Total:          1,336    $686,352,510    100.00%     $513,961     5.783%   744     65.71%     359       359     0
=========================================================================================================================

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=========================================================================================================================
5. Loan Purpose

=========================================================================================================================
                     Number    Aggregate      Percent     Average                             W.A.       W.A.
                      of        Current      of Loans     Original   W.A.    W.A.    W.A.   Original  Remaining  W.A.
                   Mortgage    Principal   by Principal  Principal   Gross   FICO  Original  Term to   Term to   Loan
 Loan Purpose        Loans      Balance       Balance     Balance   Coupon  Score    LTV    Maturity   Maturity   Age
=========================================================================================================================
R/T REFI               698    $373,338,765     54.39%    $535,103   5.798%   743    61.02%     359        358     0
=========================================================================================================================
PURCH                  463     230,958,871      33.65     499,070   5.749    746    75.38      360        359     0
=========================================================================================================================
C/O REFI               175      82,054,874      11.96     469,035   5.814    739    59.86      359        359     0
=========================================================================================================================
    Total:           1,336    $686,352,510     100.00%   $513,961   5.783%   744    65.71%     359        359     0
=========================================================================================================================

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=========================================================================================================================
6. Property Type

=========================================================================================================================
                  Number     Aggregate      Percent     Average                             W.A.      W.A.
                    of        Current      of Loans     Original     W.A.   W.A.    W.A.    Original Remaining  W.A.
                 Mortgage    Principal   by Principal  Principal    Gross   FICO  Original  Term to   Term to   Loan
 Property Type     Loans      Balance       Balance     Balance     Coupon Score     LTV    Maturity  Maturity   Age
=========================================================================================================================
SFR                    905  $470,376,083        68.53%   $519,967   5.790%   743    64.98%      359        359     0
========================================================================================================================
PUD Detach             280   144,461,666        21.05    516,188    5.737    746     65.24      360        359     0
========================================================================================================================
Condo                  102    48,522,849         7.07    475,990    5.827    744     70.54      358        357     0
========================================================================================================================
PUD Attach              33    13,995,830         2.04    424,229    5.750    743     76.55      360        360     0
========================================================================================================================
2-Family                11     6,031,959         0.88    548,450    6.062    734     72.53      360        360     0
========================================================================================================================
3-Family                 2     1,479,281         0.22    740,000    5.812    759     59.57      360        360     0
========================================================================================================================
4-Family                 1       649,287         0.09    649,950    5.875    724     43.33      360        359     1
========================================================================================================================
Townhouse                1       435,555         0.06    436,000    5.875    784     80.00      360        359     1
========================================================================================================================
Co-Op                    1       400,000         0.06    400,000    6.000    723     79.20      360        360     0
=========================================================================================================================
     Total:          1,336  $686,352,510       100.00%  $513,961    5.783%   744     65.71%     359       359      0
=========================================================================================================================

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=========================================================================================================================
7. Occupancy Status

=========================================================================================================================
                     Number    Aggregate      Percent     Average                           W.A.      W.A.
                       of       Current      of Loans    Original   W.A.   W.A.    W.A.   Original  Remaining    W.A.
                    Mortgage   Principal   by Principal  Principal  Gross  FICO  Original  Term to   Term to     Loan
 Occupancy Status    Loans      Balance       Balance     Balance  Coupon  Score   LTV    Maturity  Maturity      Age
=========================================================================================================================
Primary              1,285   $661,147,723       96.33%  $ 514,738    5.777%  743   65.75%     359        359      0
=========================================================================================================================
Secondary               45     22,751,788        3.31     505,795    5.936   752   65.33      360        360      0
=========================================================================================================================
Investor                 6      2,453,000        0.36     408,833    6.085   745   58.47      360        360      0
=========================================================================================================================
      Total:         1,336   $686,352,510      100.00%   $513,961    5.783%  744   65.71%     359        359      0
=========================================================================================================================

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=========================================================================================================================
8. Geographic Distribution

=========================================================================================================================
                          Number   Aggregate     Percent     Average                          W.A.     W.A.
                            of      Current      of Loans   Original   W.A.    W.A.    W.A.   Original Remaining W.A.
                         Mortgage  Principal   by Principal Principal Gross    FICO  Original Term to   Term to  Loan
Geographic Distribution   Loans     Balance      Balance     Balance  Coupon   Score   LTV    Maturity Maturity  Age
=========================================================================================================================
California                 969   $501,350,249     73.05%   $517,602    5.800%  744    65.76%     360       359    0
=========================================================================================================================
Illinois                    84     40,848,960      5.95     486,424    5.718   748    62.60      356       356    0
=========================================================================================================================
Florida                     33     15,405,197      2.24     466,938    5.633   748    68.54      354       354    0
=========================================================================================================================
Maryland                    28     13,424,982      1.96     479,838    5.667   746    64.02      360       360    0
=========================================================================================================================
Virginia                    26     12,478,625      1.82     480,194    5.689   745    64.73      360       360    0
=========================================================================================================================
Massachussetts              21     11,851,148      1.73     565,021    5.865   743    62.93      360       359    1
=========================================================================================================================
Georgia                     23     10,850,768      1.58     472,046    5.563   738    66.78      360       360    0
=========================================================================================================================
Colorado                    16      8,736,092      1.27     546,556    5.790   751    68.36      360       359    1
=========================================================================================================================
Arizona                     12      7,413,504      1.08     617,910    5.888   730    68.37      360       360    0
=========================================================================================================================
North Carolina              16      6,992,204      1.02     437,061    5.850   721    73.19      360       360    0
=========================================================================================================================
Nevada                      10      6,604,768      0.96     660,700    5.924   732    58.59      360       360    0
=========================================================================================================================
Washington                  11      6,463,293      0.94     587,650    5.710   747    64.65      360       360    0
=========================================================================================================================
South Carolina              12      6,107,316      0.89     509,958    5.786   740    61.83      360       360    0
=========================================================================================================================
District of Columbia        10      5,259,132      0.77     526,166    5.848   747    60.77      360       360    0
=========================================================================================================================
Texas                        9      3,872,626      0.56     430,499    5.735   747    76.15      336       336    0
=========================================================================================================================
Missouri                     7      3,720,530      0.54     531,733    5.753   764    76.01      360       360    0
=========================================================================================================================
Connecticut                  6      3,528,853      0.51     588,250    5.500   730    58.24      360       360    0
=========================================================================================================================
Wisconsin                    4      2,704,000      0.39     676,000    5.822   730    69.30      360       360    0
=========================================================================================================================
Michigan                     6      2,598,671      0.38     433,333    5.678   755    72.06      360       360    0
=========================================================================================================================
Tennessee                    5      2,437,190      0.36     487,715    5.827   738    65.32      360       359    1
=========================================================================================================================
Other                       28     13,704,403      2.00     489,655    5.782   733    69.24      354       354    0
=========================================================================================================================
         Total:           1,336  $686,352,510   100.00%    $513,961    5.783%  744    65.71%     359       359    0
=========================================================================================================================

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=========================================================================================================================

9. County Distribution

=========================================================================================================================
                       Number    Aggregate     Percent     Average                           W.A.     W.A.
                         of       Current      of Loans   Original   W.A.   W.A.    W.A.   Original Remaining    W.A.
                      Mortgage   Principal   by Principal Principal  Gross  FICO  Original Term to   Term to    Loan
 County Distribution   Loans      Balance      Balance     Balance  Coupon  Score   LTV    Maturity Maturity     Age
=========================================================================================================================
SANTA CLARA               287  $149,851,032  21.83%       $522,353  5.798%   745   65.93%      360       359      0
========================================================================================================================
SAN MATEO                 107    58,263,841    8.49        544,770   5.836   748    66.29      360       360      0
========================================================================================================================
LOS ANGELES               103    54,815,421    7.99        532,436   5.829   736    66.42      358       358      0
========================================================================================================================
ORANGE                     90    48,706,403    7.10        541,394   5.742   744    59.56      360       360      0
========================================================================================================================
ALAMEDA                    99    47,392,147    6.90        478,827   5.775   745    68.85      359       358      0
========================================================================================================================
SAN DIEGO                  68    34,249,262    4.99        503,829   5.806   743    67.52      360       360      0
========================================================================================================================
SAN FRANCISCO              64    33,076,091    4.82        517,100   5.777   750    68.50      359       359      0
========================================================================================================================
COOK                       56    27,630,971    4.03        493,506   5.710   753    61.50      360       360      0
========================================================================================================================
CONTRA COSTA               54    26,525,874    3.86        491,498   5.809   741    67.56      360       360      0
========================================================================================================================
MARIN                      19    10,300,586    1.50        542,303   5.754   737    63.39      360       360      0
========================================================================================================================
Other                     389   195,540,881   28.49        502,933   5.761   741    65.63      358       358      0
========================================================================================================================
       Total:           1,336  $686,352,510  100.00%      $513,961  5.783%   744   65.71%      359       359      0
=========================================================================================================================

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=========================================================================================================================

10. Original LTV

========================================================================================================================
                     Number    Aggregate      Percent     Average                             W.A.      W.A.
                      of        Current      of Loans     Original   W.A.   W.A.    W.A.    Original Remaining  W.A.
                   Mortgage    Principal   by Principal  Principal  Gross   FICO  Original  Term to   Term to   Loan
  Original LTV       Loans      Balance       Balance     Balance   Coupon Score     LTV    Maturity  Maturity   Age
=========================================================================================================================
10.01 - 15.00            3    $1,701,595          0.25%  $567,333  5.769%   779     13.28%     360        360     0
=========================================================================================================================
15.01 - 20.00            8     4,916,878          0.72    615,975  5.901    740     18.19      360        360     0
=========================================================================================================================
20.01 - 25.00           11     6,337,940          0.92    576,273  5.763    768     23.12      360        360     0
=========================================================================================================================
25.01 - 30.00           19    11,021,421          1.61    580,237  5.862    758     28.24      352        352     0
=========================================================================================================================
30.01 - 35.00           24    14,687,940          2.14    612,108  5.719    741     33.20      344        344     0
=========================================================================================================================
35.01 - 40.00           39    22,254,394          3.24    570,781  5.790    731     37.60      358        358     0
=========================================================================================================================
40.01 - 45.00           36    20,280,600          2.95    563,789  5.840    740     42.81      360        360     0
=========================================================================================================================
45.01 - 50.00           67    38,352,233          5.59    572,714  5.749    745     47.50      358        358     0
=========================================================================================================================
50.01 - 55.00           59    32,317,122          4.71    547,873  5.774    756     52.56      357        357     0
=========================================================================================================================
55.01 - 60.00           93    49,397,693          7.20    531,361  5.772    753     57.47      360        360     0
=========================================================================================================================
60.01 - 65.00          122    63,671,060          9.28    522,217  5.804    740     62.82      360        360     0
=========================================================================================================================
65.01 - 70.00          195    99,632,938         14.52    511,164  5.763    745     68.27      360        359     0
=========================================================================================================================
70.01 - 75.00          127    71,559,064         10.43    563,645  5.794    738     73.52      360        360     0
=========================================================================================================================
75.01 - 80.00          517   243,986,439         35.55    472,130  5.788    742     79.29      360        359     0
=========================================================================================================================
80.01 - 85.00            1       382,075          0.06    382,075  4.875    768     85.00      360        360     0
=========================================================================================================================
85.01 - 90.00            6     2,540,660          0.37    423,577  5.616    735     88.97      360        360     0
=========================================================================================================================
90.01 - 95.00            9     3,312,458          0.48    368,224  5.814    732     94.62      360        360     0
=========================================================================================================================
     Total:          1,336  $686,352,510        100.00%  $513,961  5.783%   744     65.71%     359       359      0
=========================================================================================================================

                                  W.A.: 65.71%
                                 Lowest: 10.85%
                                 Highest: 95.00%
                                  S.D.: 15.12%

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=========================================================================================================================

11. Original Term

=========================================================================================================================
                  Number     Aggregate      Percent     Average                                W.A.      W.A.
                    of        Current      of Loans     Original      W.A.   W.A.    W.A.    Original Remaining   W.A.
                 Mortgage    Principal   by Principal  Principal     Gross   FICO  Original  Term to   Term to    Loan
 Original Term     Loans      Balance       Balance     Balance      Coupon  Score    LTV    Maturity  Maturity   Age
=========================================================================================================================
120                      2      $789,657       0.12%   $ 394,829     5.406%   731     41.09%     120        120      0
=========================================================================================================================
180                      3     1,838,785       0.27      613,426     5.526    760     49.96      180        180      0
=========================================================================================================================
192                      1       391,187       0.06      391,187     5.500    771     34.31      192        192      0
=========================================================================================================================
240                      1       373,000       0.05      373,000     6.250    630     36.39      240        240      0
=========================================================================================================================
300                      1       378,800       0.06      378,800     5.875    772     69.50      300        300      0
=========================================================================================================================
360                  1,328   682,581,082      99.45      514,216     5.784    744     65.82      360        360      0
=========================================================================================================================
     Total:          1,336  $686,352,510     100.00%    $513,961     5.783%   744     65.71%     359        359      0
=========================================================================================================================

                               W.A.: 359.0 months
                               Lowest: 120 months
                               Highest: 360 months

                                S.D.: 13.9 months

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Banc of America Securities LLC

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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.